UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 25, 2013

Landmark Apartment Trust of America, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-52612	20-3975609
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4901 Dickens Road, Suite 101 Richmond, Virginia		23230
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (804) 237-1335

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Landmark Apartment Trust of America, Inc. (the “Company”) hereby amends the Current Report on Form 8-K filed on July 8, 2013 (the “July Form 8-K”) to provide information relating to the acquisition of the remaining multifamily apartment property as described in the July Form 8-K.

Item 1.01	Entry into a Material Agreement.

The information set forth under Item 2.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Background

As previously reported in the July Form 8-K, the Company and Landmark Apartment Trust of America Holdings, LP, the Company’s operating partnership (the “Operating Partnership”, and together with the Company, the “LATA Parties”) entered into a series of definitive agreements to acquire a portfolio of seven multifamily apartment communities (the “Contributed Properties”), containing an aggregate of 1,982 units, in exchange for aggregate consideration valued at approximately $129,467,918, consisting of approximately (i) 1,200,000 in common units of limited partnership interest in the Operating Partnership (the “Common Units”), valued at $8.15 per unit, for an aggregate of $9,780,000 (subject to prorations related to standard and customary prorated amounts arising in connection with the acquisition of the Contributed Properties); (ii) $30,511,314 paid in cash; and (iii) approximately $89,176,604 in new debt or assumed indebtedness encumbering the properties (based on principal amounts outstanding as of June 30, 2013).

Also as previously reported in the July Form 8-K, closings with respect to the acquisition of four of the Contributed Properties occurred on July 1, 2013, and closings with respect to two of the Contributed Properties occurred on July 3, 2013.

Completed Acquisition

Avondale by the Lakes Apartments

On July 25, 2013, the Company, through its Operating Partnership, acquired 100% of the membership interests in Solera Partners DE, LLC, which owns as its sole asset a multifamily residential apartment project in St. Petersburg, Florida, known as Avondale by the Lakes (the “Avondale Property”), in exchange for aggregate consideration valued at approximately $18,445,755 (subject to prorations and adjustments), including (i) 67,463 common limited partnership units in the Operating Partnership valued at $8.15 per unit representing aggregate consideration of approximately $549,824 (subject to adjustment based on prorations); (ii) approximately $6,287,279 paid in cash; and (iii) the assumption of existing mortgage indebtedness in the amount of approximately $11,971,452 as of the date of the closing. In connection with the acquisition, the Company entered into an Interest Contribution Agreement with Elco Landmark Residential Holdings, LLC and one of its affiliates, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference. The Avondale Property is an apartment community located in St. Petersburg, Florida, comprised of approximately 315,450 rentable square feet containing 304 units. As of July 25, 2013, the Avondale Property was 92% occupied.

The mortgage indebtedness assumed in connection with the acquisition of the Avondale Property is a fixed rate loan currently held in a CMBS pool and serviced by KeyBank, National Association, as master servicer. The loan matures on November 1, 2020 and has an interest rate equal to 4.59%.

In evaluating the acquisition of the Avondale Property and determining the appropriate amount of consideration to be paid, the Company considered a variety of factors, including property condition reports, tenant rent rolls, property location, visibility and access, age of the property, physical condition and curb appeal, review of an independent third-party appraisal, neighboring property uses, local market conditions, including vacancy rates, area demographics, including average household income, neighborhood growth patterns and economic conditions, and the presence of demand generators.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 2.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities

The information set forth under Item 2.01 of this Current Report on Form 8-K regarding the unregistered issuance by the Operating Partnership of common limited partnership units is incorporated by reference herein. The Common Units have the rights and preference as set forth in the partnership agreement of the Operating Partnership and will, following a 12-month holding period, become redeemable in exchange for either shares of common stock of the Company on a one-for-one basis or cash. The limited partnership units were issued in one or more private placements pursuant to Section 4(2) of the Securities Act of 1933, as amended.

Item 8.01	Other Events

As reported in the July Form 8-K, the limited partnership units that were issued by the Operating Partnership in connection with the acquisition of the Contributed Properties were subject to prorations related to standard and customary prorated amounts. Accordingly, in connection with the completion of the acquisition of the Avondale Property, the limited partnership units previously issued for the Contributed Properties were reallocated amongst certain of the contributors of the properties. The revised agreements reflecting the reallocations are included herewith and supersede the applicable agreements filed with the July Form 8-K.

Item 9.01	Financial Statemetns and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	Interest Contribution Agreement, dated July 25, 2013 (Avondale)

10.2	Master Contribution Agreement, dated July 1, 2013

10.3	Interest Contribution Agreement, dated July 1, 2013 (Grand Terraces and Stanford Reserve)

10.4	Interest Contribution Agreement, dated July 1, 2013 (Fountain Oaks)

10.5	Interest Contribution Agreement, dated July 1, 2013 (Courtyards on the River)

10.6	Interest Contribution Agreement, dated July 1, 2013 (Caveness and Lexington)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 31, 2013	Landmark Apartment Trust of America, Inc.

	By:	/s/ B. Mechelle Lafon
	Name:	B. Mechelle Lafon
	Title:	Assistant Chief Financial Officer, Treasurer and Secretary

Exhibit Index

Exhibit Number	Description

10.1	Interest Contribution Agreement, dated July 25, 2013 (Avondale)

10.2	Master Contribution Agreement, dated July 1, 2013

10.3	Interest Contribution Agreement, dated July 1, 2013 (Grand Terraces and Stanford Reserve)

10.4	Interest Contribution Agreement, dated July 1, 2013 (Fountain Oaks)

10.5	Interest Contribution Agreement, dated July 1, 2013 (Courtyards on the River)

10.6	Interest Contribution Agreement, dated July 1, 2013 (Caveness and Lexington)

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